UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 1, 2016

Park Sterling Corporation

(Exact name of registrant as specified in its charter)

North Carolina	001-35032	27-4107242
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

1043 E. Morehead Street, Suite 201, Charlotte, NC	28204
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 716-2134

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 – Regulation FD Disclosure.

On November 1, 2016, Park Sterling Bank will host an investor conference. Jim Cherry, Chief Executive Officer, Don Truslow, Chief Financial Officer, and other members of senior management will meet with analysts and institutional investors and will provide the attached presentations. A copy of the presentations will be made available on the Company’s website (http://ParkSterlingBank.com) and are furnished as Exhibits 99.1 and 99.2 to this report. The information in these presentations are presented as of the date hereof, and the Registrant does not assume any obligation to update such information in the future. Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed incorporated by reference in filings under the Securities Act of 1933.

Item 9.01 – Financial Statements and Exhibits.

Exhibit No.	Exhibit Description

99.1	Presentation Slides from the Park Sterling Investor Day held on November 1, 1016

99.2	4th Quarter Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2016

PARK STERLING CORPORATION

By: /s/ Donald K. Truslow
Donald K. Truslow
Chief Financial Officer

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